INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-60149, 33-60147, 33-24553, 33-6150 and 33-44881 on Form S-8 of our reports dated March 11, 2002 included in the Annual Report on Form 10-K of Church & Dwight Co., Inc. for the year ended December 31, 2001.

Deloitte & Touche LLP
Parsippany, New Jersey
March 11, 2002


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